Going Concern	6 Months Ended
Jun. 30, 2026
Going Concern [Abstract]
Going Concern
3.	Going Concern:

For the six months ended June 30, 2026, the Company realized a net income of $6,484 and generated cash flows from operations of $11,058. At June 30, 2026, the Company had a working capital deficit of $15,951, which includes an amount of $3,275 of unearned revenue that represents current liabilities that do not require future cash settlement and an amount of $12,457 of consideration due to Central Mare (see Note 1), that was fully settled in July 2026.

The Company has contractual commitments of $9,040 falling due within the twelve-month period after the issuance of these unaudited interim condensed consolidated financial statements, relating to the construction of the Newbuilding Tankers. These commitments are 85% financed, resulting in unfinanced commitments of $1,356.

In addition, on July 13, 2026, the Company entered into a share purchase agreement with Rubico Inc. for the disposal of one of the Newbuilding Tankers (see Note 14), for consideration of $6,250. On August 14, 2026, the respective share purchase agreement was consummated and the $6,250 consideration has been fully received.

Furthermore, on July 27, 2026, the Company entered into an additional share purchase agreement with Rubico Inc. for the disposal of one of the Newbuilding Tankers (see Note 14), for consideration of $6,500 receivable through September 30, 2026, of which $630 had been received as of the date of these unaudited interim condensed consolidated financial statements. In connection with this consideration, Rubico Inc. has the option to partially settle the amount due through the issuance of its Series G Perpetual Convertible Preferred Shares, in which case the corresponding portion of the consideration will be settled other than in cash (see Note 14).

Finally, non-current assets as of June 30, 2026 include $23,500 presented under Advances for asset acquisitions to related party, in respect of a non-binding letter of intent with Mr. Evangelos J. Pistiolis for the potential acquisition of certain residential real estate assets. On July 16, 2026, the Company elected not to proceed with the acquisition, and the $23,500 became refundable in accordance with the terms of the letter of intent. Subsequently, on July 28, 2026, the Company entered into a share purchase agreement with Central Mare Inc. for the acquisition of three shipowning companies, each owning one newbuilding MR tanker (collectively the “Three MR Tankers”), for an aggregate purchase price of $30,850 payable no later than September 30, 2026 (see Note 14), of which $23,500 was settled using the aforementioned refundable advance, an amount of $5,190 was settled in cash and the remaining $2,160 is payable in cash. Once this SPA is consummated, which is expected by September 30, 2026, the Company will assume the remaining construction commitments under the related shipbuilding contracts (see Note 8), of which $16,245 falls due within the twelve-month period after the issuance of these unaudited interim condensed consolidated financial statements and is expected to be financed through a lease financing agreement (see Note 14).

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand, operating cash flow and cash flows from financing activities, including potential equity offerings. The Company believes it has the ability to continue as a going concern and consequently, the unaudited interim condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.